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                                 SCHEDULE 14C
                                (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION
                Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934
                               (Amendment no. 1)

Check the appropriate box:

[X] Preliminary information statement   [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14c-5(d)(2))
[_] Definitive information statement

                           EZCONY INTERAMERICA, INC.
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                 (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

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    (2)  Aggregate number of securities to which transaction applies:

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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4)  Proposed maximum aggregate value of transaction:

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    (5)  Total fee paid:

         [X] Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1)  Amount Previously Paid:
         $106.63
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            (2)  Form, Schedule or Registration Statement No.:

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            (3)  Filing Party:

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            (4)  Date Filed:

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                           EZCONY INTERAMERICA, INC.
                           Ave. Jose Dominador Bazan
                          Edif. Cofrisa #9, Local #15
                              Zona Libre de Colon
                                Rep. De Panama

                             INFORMATION STATEMENT


                             TERMINATION AGREEMENT

     On March 11, 2002, Ezcony and Ezra Cohen entered into a Termination Agreement (the "Termination Agreement") terminating the Stock Purchase Agreement between them dated January 9, 2002 (the "Stock Purchase Agreement"). In accordance with the terms of the Termination Agreement, the Stock Purchase Agreement has been terminated and the parties thereto have been released of all of their obligations thereunder. Accordingly, the previously filed Information Statement has been withdrawn.

                      WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.
                                  ------------------

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS INFORMATION STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS INFORMATION STATEMENT. THIS INFORMATION STATEMENT IS DATED MARCH ____, 2002. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO MEMBERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.